November 20, 1998

Securities and Exchange Commission
Washington, D.C.  20549

						RE: Kobrick-Cendant Investment Trust
							File No. 811-8436

Dear Sir or Madam:

We have read item 77K of the Form N-SAR of Kobrick-Cendant Investment Trust for the period ended September 30, 1998 and agree with the statements contained therein.


Very truly yours,


/S/ Ernst & Young LLP
Ernst & Young LLP